SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 14, 2002
                        (Date of earliest event reported)


                             VINA Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                        0-31903                   77-0432782
----------------------------       ------------------             ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)


   39745 Eureka Drive, Newark, CA                           94560
   -------------------------------                          -----
(Address of principal executive offices)                 (Zip Code)

                                 (510) 492-0800
                               -------------------
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events.
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     On August 14, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

          (c) Exhibits.

               99.1 Press release of the Registrant dated August 14, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 14, 2002

                             VINA Technologies, Inc.


       By  /s/               STANLEY E. KAZMIERCZAK
          --------------------------------------------------------------------
                             Stanley E. Kazmierczak
                   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                               Description
-----------                               -----------

   99.1            Press Release of the Registrant dated August 14, 2002.